Exhibit 10.56

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NUMBER THREE

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 31, 2013, as Amended and Restated to and Including June 17, 2016

among

CALIBER HOME LOANS, INC.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER THREE (this “Amendment Number Three”) is made this 11th day of January, 2018, among CALIBER HOME LOANS, INC., a Delaware corporation (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 31, 2013, as Amended and Restated to and including June 17, 2016, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to modify Section 8(ff), as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of January II, 2018 (the “Amendment Effective Date”), Section 8(ff) of the Agreement is hereby amended to read in its entirety as follows:

(ff) either (i) the two year “compare ratio” assigned to the Seller by FHA under its “Neighborhood Watch” program is greater than [***] and the Seller does not provide written notice of same to the Buyer within ten (10) Business Days of such determination, or (ii) the two year “compare ratio” assigned to the Seller by FHA under its “Neighborhood Watch” program is greater than [***] (provided that, this clause (ii) shall not apply prior to the earlier of (A) December 31, 2018 (or, if earlier, the Termination Date), or (B) the date that the Buyer determines, in its reasonable discretion, that HUD is no longer suspending its right to terminate Seller’s FHA Insurance privileges if Seller’s compare ratio exceeds [***] due to payment forbearances); provided, however, that the Buyer may, by providing prior written notice to the Seller in the Buyer’s sole discretion, adopt different thresholds for such ratio or other statistic based upon the adoption by FHA of any change in the methodology under such program, and in such event, there shall be an Event of Default hereunder if the “compare ratio” or such other statistic assigned to the Seller by FHA is less favorable than such threshold adopted by the Buyer (or the notice provided in clause (i) of this Section (ff) is not provided within ten (10) Business Days; or

SECTION 2. Effectiveness. This Amendment Number Three shall become effective as of the date that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Sections 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5. Binding Effect: Governing Law. THIS AMENDMENT NUMBER THREE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ Vasif Imtiazi
Name:	VASIF T. IMTIAZI
Title:	DEPUTY CFO

MORGAN STANLEY BANK, N.A.
(Buyer)

By:	/s/ Sajid Zaidi
Name:	Sajid Zaidi
Title:	Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
(Agent)

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Vice President

Amendment Number Three to MRA